Interim Unaudited Condensed Consolidated Statements of Cash Flows - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022	Dec. 31, 2022
Cash flows from operating activities:
Net income	$ 35,784	$ 37,561	$ 79,949
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,406	1,849	4,094
Deferred tax expense	280	110	(777)
Amortization of debt issuance costs	547	547	1,094
Loss on disposal of fixed assets	233	0	0
Share based compensation expense	6,521	5,592	10,523
Change in provision for doubtful debts	0	0	(7)
Changes in operating assets and liabilities:
Trade accounts receivable	1,829	(14,252)	(21,984)
Inventories	171	(13,512)	(9,518)
Due from related parties	0	(2)	0
Other assets	(5,375)	(2,079)	(6,337)
Trade accounts payable	(231)	1,244	(2,113)
Other current liabilities	(9,449)	(4,111)	2,875
Net cash provided by operating activities	32,716	12,947	57,799
Cash flows from investing activities:
Redemption (investment) of short-term deposits	57,000	(179,000)	(95,500)
Investment of long-term deposits	0	(15,000)	(47,000)
Purchase of fixed assets	(4,782)	(3,786)	(8,197)
Purchase of intangible assets	(60)	(28)	(97)
Net cash provided by (used in) investing activities	52,158	(197,814)	(150,794)
Cash flows from financing activities:
Proceeds from exercise of share options	0	2	3
Net cash provided by financing activities	0	2	3
Effect of change in exchange rate on cash and cash equivalents	(243)	(1,037)	(795)
Net increase (decrease) in cash and cash equivalents	84,631	(185,902)	(93,787)
Cash and cash equivalents at beginning of the period	148,156	241,943	241,943
Cash and cash equivalents at end of the period	232,787	56,041	148,156
Supplementary cash flows information:
Income taxes paid	9,626	454	11,836
Interest received	6,911	1,030	4,293
Lease payments	735	689	1,480
Non-cash transactions:
Fixed assets purchased with supplier credit	$ 371	$ 680	$ 569